                                                                      Exhibit 21

                                FEDEX CORPORATION


                                                                                       JURISDICTION OF
                                                                                       ORGANIZATION OR
                                                                                        REGISTRATION
                                                                                       ---------------
  1.    FEDERAL EXPRESS CORPORATION                                                        Delaware

        I.     FEDERAL EXPRESS AVIATION SERVICES, INCORPORATED                             Delaware

               A.   Federal Express Aviation Services International, Ltd.                  Delaware

       II.     FEDERAL EXPRESS CANADA LTD.                                                  Canada

      III.     FEDERAL EXPRESS INTERNATIONAL, INC.                                         Delaware

               A.   Dencom Investments Limited                                         Northern Ireland

                      1. Dencom Freight Holdings Limited                               Northern Ireland

                        a.   F.E.D.S. (Ireland) Limited                                    Ireland

                        b.   Federal Express (N.I.) Limited                            Northern Ireland

                        c.   Fedex (Ireland) Limited                                       Ireland

               B.   Federal Express (Australia) PTY Ltd.                                  Australia

               C.   Federal Express Europe, Inc.                                           Delaware

                      1. Federal Express Europe, Inc. & Co., V.O.F./S.N.C.                 Belgium

                      2. Federal Express European Services, Inc.                           Delaware

               D.   Federal Express Europlex, Inc.                                         Delaware

               E.   Federal Express Finance P.L.C.                                      United Kingdom

               F.   Federal Express Holdings, S.A.                                         Delaware

                      1. Federal Express (Antigua) Limited                                 Antigua

                      2. Federal Express (Antilles Francaises) S.A.R.L.               French West Indies

                      3. Federal Express (Barbados) Limited                                Barbados

                      4. Federal Express (Bermuda) Limited                                 Bermuda

                      5. Federal Express Cayman Limited                                  Cayman Islands

                      6. Federal Express (Dominicana) S.A.                            Dominican Republic

                        a.   Inversiones Geminis, S.A.                               Dominican Republic




                                                                                        JURISDICTION OF
                                                                                        ORGANIZATION OR
                                                                                         REGISTRATION
                                                                                        ---------------
                        b.   Inversiones Sagitario, S.A.                               Dominican Republic

                      7. Federal Express Entregas Rapidas, Ltd.                              Brazil

                      8. Federal Express (Grenada) Limited                                  Grenada

                      9. Federal Express (Haiti) S.A.                                        Haiti

                    10. Federal Express Holdings (Mexico) y Compania S.N.C. de               Mexico
                                    C.V.

                    11. Federal Express (Jamaica) Limited                                   Jamaica

                    12. Federal Express (St. Kitts) Limited                                St. Kitts

                    13. Federal Express (St. Lucia) Limited                                St. Lucia

                    14. Federal Express (St. Maarten) N.V.                            Netherland Antilles

                        a.   Federal Express (Aruba) N.V.                             Netherland Antilles

                    15. Federal Express (Turks & Caicos) Limited                     Turks & Caicos Islands

                    16. Federal Express Virgin Islands, Inc.                          U.S. Virgin Islands

                    17. FedEx (Bahamas) Limited                                             Bahamas

               G.   Federal Express International (France) SNC                               France

               H.   Federal Express International Limited                                United Kingdom

               I.   Federal Express International Y Compania S.N.C. de C.V.                  Mexico

               J.   Federal Express Italy Inc.                                              Delaware

               K.   Federal Express Japan K.K.                                               Japan

               L.   Federal Express Limited                                              United Kingdom

               M.   Federal Express Luxembourg, Inc.                                        Delaware

               N.   Federal Express Pacific, Inc.                                           Delaware

                      1. Federal Express Services (M) Sdn. Bhd.                             Malaysia




                                                                                       JURISDICTION OF
                                                                                       ORGANIZATION OR
                                                                                        REGISTRATION
                                                                                       ---------------
                      2. The Flying Tiger Line, Limited                                   Hong Kong

                      3. Udara Express Courier Services Sdn. Bhd.                          Malaysia

               O.   Federal Express Parcel Services Limited                             United Kingdom

               P.   Federal Express (Singapore) PTE, LTD.                                 Singapore

               Q.   Federal Express (Thailand) Limited                                     Thailand

               R.   Federal Express (U.K.) Limited                                      United Kingdom

                    a.  Federal Express (U.K.) Pension Trustees Ltd.                    United Kingdom

               S.   FedEx (Mauritius) Ltd.                                                Mauritius

               T.   Fedex (N. I.) Limited                                              Northern Ireland

               U.   Winchmore Developments Ltd.                                            England

                    a.  Concorde Advertising Limited                                       England

       IV.     FEDERAL EXPRESS LEASING CORPORATION                                         Delaware

        V.     FEDEX CUSTOMS BROKERAGE CORPORATION                                         Delaware

       VI.     FEDEX FSC CORPORATION                                                       Barbados

      VII.     FEDEX PARTNERS, INC.                                                        Delaware

     VIII.     FEDEX SPAIN, S.L.                                                            Spain

       IX.     FLYING TIGERS LIMITED                                                     New Zealand

        X.     THE FLYING TIGER LINE (NZ) LIMITED                                        New Zealand

       XI.     TIGER INTERNATIONAL INSURANCE LTD.                                       Cayman Islands





                                                                                       JURISDICTION OF
                                                                                       ORGANIZATION OR
                                                                                        REGISTRATION
                                                                                       ---------------
  2.     CALIBER SYSTEM (CANADA), INC.                                                      Canada

  3.     ROADWAY GLOBAL AIR, INC.                                                          Delaware

        I.     ROADWAY GLOBAL AIR INTERNATIONAL, INC.                                      Delaware

               A.   Roadway Global Air, S.r.L.                                              Italy

  4.     FEDEX CUSTOM CRITICAL, INC.                                                         Ohio

        I.     AUTOQUIK, INC.                                                              Delaware

       II.     NORTH COAST EXPRESS, INC.                                                     Ohio

      III.     ROBERTS AIR FREIGHT, INC.                                                     Ohio

       IV.     FEDEX CUSTOM CRITICAL N.V.                                                  Belgium

        V.     FEDEX CUSTOM CRITICAL B.V.                                                Netherlands

               A.   FedEx Custom Critical, S.r.L.                                           Italy

       VI.     FEDEX CUSTOM CRITICAL GMBH                                                  Germany

      VII.     FEDEX CUSTOM CRITICAL SARL                                                   France

     VIII.     FEDEX CUSTOM CRITICAL, S.L.                                                  Spain

       IX.     FEDEX CUSTOM CRITICAL UK, INC.                                              Delaware

        X.     PASSPORT TRANSPORT, LTD.                                                    Delaware

       XI.     THIRD PARTY SERVICES, INC.                                                  Delaware

      XII.     TRANSPORTATION TECHNOLOGIES, INC.                                             Ohio

     XIII.     URGENTFREIGHT, INC.                                                         Delaware

  5.     FEDEX GROUND PACKAGE SYSTEM, INC.                                                 Delaware

        I.     FEDEX GROUND PACKAGE SYSTEM, LTD.                                           Wyoming

       II.     RPS DE MEXICO, S.A. DE C.V.                                                  Mexico

      III.     RPS URBAN RENEWAL CORPORATION                                              New Jersey

       IV.     FDX TECHNOLOGY, INC.                                                          Ohio

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                                                                                       JURISDICTION OF
                                                                                       ORGANIZATION OR
                                                                                        REGISTRATION
                                                                                       ---------------
  6.     FEDEX GLOBAL LOGISTICS, INC.                                                      Delaware

        I.     FEDEX SUPPLY CHAIN SERVICES, INC.                                             Ohio

               A.   FedEx Supply Chain Services International, Inc.                        Delaware

                    1.  FedEx Supply Chain Services Korea, Inc.                              Korea

                    2.  FedEx Supply Chain Services International Pte, Ltd.               Singapore

               B.   FedEx Supply Chain Services (Canada), Ltd.                             Ontario

               C.   Caliber Logistics de Mexico, S.A. de C.V.                               Mexico

               D.   FedEx Supply Chain Services Europe B.V.                              Netherlands

                    1.  FedEx Supply Chain Services Germany GmbH                           Germany

                    2.  FedEx Supply Chain Services Netherlands B.V.                     Netherlands

                    3.  FedEx Supply Chain Services UK Limited                          United Kingdom

                    4.  FedEx Supply Chain Services Belgium N.V.                           Belgium

                    5.  FedEx Supply Chain Services France SARL                             France

                    6.  FedEx Supply Chain Services Ireland Limited                        Ireland

                    7.  FedEx Supply Chain Services Italy S.r.l.                            Italy

               E.   Caliber Logistics Healthcare, Inc.                                       Ohio

       II.     CARIBBEAN TRANSPORTATION SERVICES, INC.                                     Delaware

  7.     VIKING FREIGHT, INC.                                                             California

        I.     BAY CITIES DIESEL ENGINE REBUILDERS, INC.                                  California

       II.     LORENA LAND COMPANY                                                          Texas

      III.     VFS FORWARDING, INC.                                                       California

       IV.     VIKING DE MEXICO, S.A. DE C.V.                                               Mexico





                                                                                       JURISDICTION OF
                                                                                       ORGANIZATION OR
                                                                                        REGISTRATION
                                                                                       ---------------
  8.     FEDEX TRADE NETWORKS, INC.                                                        Delaware

        I.     TOWER GROUP INTERNATIONAL, INC.                                             New York

               A.   Tower Group International Canada, Inc.                                  Canada

       II.     WORLD TARIFF, LIMITED                                                      California

  9.     FEDEX CORPORATE SERVICES, INC.                                                    Delaware

        I.     FEDEX INTERNATIONAL TRANSMISSION CORPORATION                                Delaware


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